Exhibit 99.1

Origen Manufactured Housing Contract Trust 2004-B

Statement to Certificateholders

October 15, 2004

DISTRIBUTION IN DOLLARS
	ORIGINAL	BEGINNING						ENDING
	FACE	PRINCIPAL				REALIZED	DEFERRED	PRINCIPAL
CLASS	VALUE	BALANCE	PRINCIPAL	INTEREST	TOTAL	LOSSES	INTEREST	BALANCE
A1	49,000,000.00	49,000,000.00	1,966,955.66	117,191.67	2,084,147.33	0.00	0.00	47,033,044.34
A2	42,300,000.00	42,300,000.00	0.00	133,597.50	133,597.50	0.00	0.00	42,300,000.00
A3	16,100,000.00	16,100,000.00	0.00	63,729.17	63,729.17	0.00	0.00	16,100,000.00
A4	21,600,000.00	21,600,000.00	0.00	98,280.00	98,280.00	0.00	0.00	21,600,000.00
M1	19,000,000.00	19,000,000.00	0.00	90,725.00	90,725.00	0.00	0.00	19,000,000.00
M2	11,000,000.00	11,000,000.00	0.00	59,675.00	59,675.00	0.00	0.00	11,000,000.00
B1	10,000,000.00	10,000,000.00	0.00	62,500.00	62,500.00	0.00	0.00	10,000,000.00
B2	4,000,000.00	4,000,000.00	0.00	25,000.00	25,000.00	0.00	0.00	4,000,000.00
CERT	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

TOTALS	173,000,000.00	173,000,000.00	1,966,955.66	650,698.34	2,617,654.00	0.00	0.00	171,033,044.34

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE						PASS-THROUGH RATES
							CURRENT
	BEGINNING				ENDING		PASS-THRU
CLASS	PRINCIPAL	PRINCIPAL	INTEREST	TOTAL	PRINCIPAL	CLASS	RATE
A1	1,000.00000000	40.14195224	2.39166673	42.53361898	959.85804776	A1	2.870000%
A2	1,000.00000000	0.00000000	3.15833333	3.15833333	1,000.00000000	A2	3.790000%
A3	1,000.00000000	0.00000000	3.95833354	3.95833354	1,000.00000000	A3	4.750000%
A4	1,000.00000000	0.00000000	4.55000000	4.55000000	1,000.00000000	A4	5.460000%
M1	1,000.00000000	0.00000000	4.77500000	4.77500000	1,000.00000000	M1	5.730000%
M2	1,000.00000000	0.00000000	5.42500000	5.42500000	1,000.00000000	M2	6.510000%
B1	1,000.00000000	0.00000000	6.25000000	6.25000000	1,000.00000000	B1	7.500000%
B2	1,000.00000000	0.00000000	6.25000000	6.25000000	1,000.00000000	B2	7.500000%

TOTALS	1,000.00000000	11.36968590	3.76126208	15.13094798	988.63031410

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Rory Nowakowski
JPMorgan Chase Bank — ITS — Global Debt
JPM, 227 W. Monroe, 26th Floor
Chicago, Illinois 60606
Tel: (312) 267-5081 / Fax: (312) 267-5213
Email: rory.nowakowski@chase.com

Copyright © 2001 J.P. Morgan Chase & Co. All rights reserved.

Origen Manufactured Housing Contract Trust 2004-B

October 15, 2004

Section 7.05(a)(i)	Principal Payment Allocable to Holders	1,966,955.66

Section 7.05(a)(ii)	Interest Payment Allocable to Holders	650,698.34

Section 7.05(a)(iii)	Servicing Fee	208,400.94
	Indenture Trustee Fee	2,917.21
	Indenture Trustee Expenses	0.00
	Owner Trustee Fee	0.00
	Monthly Backup Servicing Fee	5,000.00
	Monthly Backup Servicer Initial Commitment Fee	25,000.00

Section 7.05(a)(iv)	Beginning Balance of Contracts	200,064,906.09
	Ending Balance of Contracts	198,710,820.45

Section 7.05(a)(v)	Number of Contracts	4,434
	Weighted Average Remaining Term	222
	Weighted Average Contract Rate:	9.656%

Section 7.05(a)(vi)	Number and Aggregate Principal Amounts of Contracts in Delinquency

Group Totals
Period	Number	Principal Balance	Percentage
30-59 days	15	484,234.56	0.24%
60-89 days	0	0.00	0.00%
90+days	0	0.00	0.00%
Total	15	484,234.56	0.24%

Number and Aggregate Principal Amounts of Contracts under Repossession Procedures

Group Totals
Number	Principal Balance	Percentage
0	0.00	0.00%

Number and Aggregate Principal Amounts of Contracts in Bankruptcy

Group Totals
Number	Principal Balance	Percentage
0	0.00	0.00%

Section 7.05(a)(viii)	Principal Prepayments		843,878.05

Section 7.05(a)(viii)	Realized Losses
		Current Period	8,625.99
		Cumulative	8,625.99

Section 7.05(a)(ix)	Adjusted Note Balances
		Class M1	19,000,000.00
		Class M2	11,000,000.00
		Class B1	10,000,000.00
		Class B2	4,000,000.00

Copyright © 2001 J.P. Morgan Chase & Co. All rights reserved.

Origen Manufactured Housing Contract Trust 2004-B

October 15, 2004

Section 7.05(a)(x)	Interest Payment Amount
	Interest Distribution - A-1	117,191.67

	Interest Distribution - A-2	133,597.50

	Interest Distribution - A-3	63,729.17

	Interest Distribution - A-4	98,280.00
	Available Funds Cap Carry-Forward Amount - A-4	0.00
	Interest Reduction Amount - A-4	0.00

	Interest Distribution - M-1	90,725.00
	Available Funds Cap Carry-Forward Amount - M-1	0.00
	Liquidation Loss Interest Amount - M-1	0.00
	Interest Reduction Amount - M-1	0.00

	Interest Distribution - M-2	59,675.00
	Available Funds Cap Carry-Forward Amount - M-2	0.00
	Liquidation Loss Interest Amount - M-2	0.00
	Interest Reduction Amount - M-2	0.00

	Interest Distribution - B-1	62,500.00
	Available Funds Cap Carry-Forward Amount - B-1	0.00
	Liquidation Loss Interest Amount - B-1	0.00
	Interest Reduction Amount - B-1	0.00

	Interest Distribution - B-2	25,000.00
	Available Funds Cap Carry-Forward Amount - B-2	0.00
	Liquidation Loss Interest Amount - B-2	0.00
	Interest Reduction Amount - B-2	0.00

Section 7.05(a)(xi)	Overcollateralization Target Amount	28,009,086.85
Section 7.05(a)(xii)	Overcollateralization Amount	27,677,776.11

Section 7.05(a)(xiv)	Trust Certificate Distribution	0.00

Expense Paid to LLC and DRS		0.00
Servicing Fee Adjustment		-4,876.75
Miscellaneous Servicing Expenses		0.00

Copyright © 2001 J.P. Morgan Chase & Co. All rights reserved.